                                                                   EXHIBIT 10.29

                                  EXHIBIT 1.46

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement dated as of September 28, 2001 by and between Crown Media Holdings, Inc. ("Company") and Hallmark Entertainment Distribution LLC ("Distribution).

                                   WITNESSETH:

      WHEREAS, the Company and Distribution are parties to that certain Purchase and Sale Agreement dated as of April _____, 2001 whereby Distribution has agreed to sell and Company has agreed to purchase certain film assets defined therein (the "Asset Agreement"); and

      WHEREAS, Distribution has agreed to accept common stock of the Company as part of the consideration for such film assets; and

      WHEREAS, it is a condition of closing for the Asset Agreement that the parties execute this Registration Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Definitions. (a) As used in this Agreement the following defined terms shall have the following meanings:

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean
(a) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise or (b) beneficial ownership of 10% or more of the voting securities of such Person.

      "Applicable Securities" means in relation to a Registration Statement the Registrable Securities identified in the related Demand Notice or Piggy-back Notice.

      "Class A Stock" means Class A common stock of the Company, par value $.01 per share.

      "Class B Stock" means Class B common stock of the Company, par value $.01 per share.

      "Commission" means the United States Securities and Exchange Commission.

      "Company Common Stock" means Class A Stock and Class B Stock.

      "Demand" has the meaning set forth in Section 2(a).

      "Demand Notice" has the meaning set forth in Section 2(a).


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                                  EXHIBIT 1.46

      "Effective Time" means the date on which the Commission declares a Registration Statement effective or on which a Registration Statement otherwise becomes effective.

      "Effectiveness Period" means as to a Registration Statement the period during which such Registration Statement is effective.

      "Election" means, with respect to a Registration, that Distribution has delivered a completed and signed Notice and Questionnaire to the Company in accordance with the provisions hereof and provided such other information as may be required by the Company to enable Distribution to use the related Prospectus in connection with sales of such Applicable Securities.

      "Intended Offering Notice" has the meaning set forth in Section 3(a).

      "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

      "Person" means an individual, partnership, corporation, trust, limited liability company or unincorporated organization, or other entity or organization, including a government or agency or political subdivision thereof.

      "Piggy-back Notice" has the meaning set forth in Section 3(a).

      "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act or any successor rule thereto) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

      "Registrable Securities" means (a) the shares of Class A Stock acquired by Distribution pursuant to the Asset Agreement, (b) the shares of Class A Stock otherwise acquired by Distribution up to a maximum of 5% of the outstanding shares of Company Common Stock (calculated on a fully diluted basis) as of the date of a Demand Notice or an Intended Offering Notice, as the case may be, and
(c) any securities of the Company issued or issuable with respect to any shares of Class A Stock referred to in subdivision (a), (b) or (c) upon conversion of such shares or by way of stock dividend or stock split or in connection with a combination or conversion of shares, recapitalization, merger, consolidation or other reorganization or otherwise, other than in each case Unrestricted Securities.

      "Registration" means a registration under the Securities Act effected pursuant to Section 2 or Section 3.

      "Registration Expenses" means all expenses incident to the Company's performance of or compliance with any Registration of Registrable Securities pursuant to this Agreement,


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                                  EXHIBIT 1.46

including, without limitation, National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Registrable Securities being registered, but excluding fees and disbursements of counsel retained by Distribution, premiums and other costs of policies of insurance obtained by Distribution or its agents or underwriter against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities, all underwriting discounts and commissions and transfer taxes, if any, and registration and filing fees relating to Registrable Securities.

      "Registration Statement" means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 2 or Section 3, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

      "Securities Act" means the United States Securities Act of 1933, as amended.

      "Underwriter" means any underwriter of Applicable Securities designated pursuant to Section 2(f) hereof.

      "Unrestricted Securities" means any shares of Company Common Stock that
(i) have been registered under an effective registration statement under the Securities Act and have been disposed of pursuant to such effective registration statement, (ii) have been transferred in compliance with Rule 144 or Rule 145 under the Securities Act (or in each case any successor provision thereto) under circumstances in which any legend relating to restrictions on transfer under the Securities Act is removed, (iii) are transferable pursuant to paragraph (k) of Rule 144 or paragraph (d) of Rule 145 under the Securities Act (or in each case any successor provision thereto), (iv) have otherwise been transferred and a new security not subject to transfer restrictions under the Securities Act has been delivered upon such transfer by or on behalf of the Company or (v) cease to be outstanding.

      (b) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.


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
                                  EXHIBIT 1.46

      2. Demand Registration. (a) (i) Distribution shall have the right, on not more than four occasions in the aggregate, and no more frequently than once during any six-month period, to require the Company to register for offer and sale under the Securities Act (a "Demand") all or a portion of the Registrable Securities held by Distribution, subject to the restrictions set forth herein; provided that Distribution shall not be entitled to make a Demand hereunder unless the Registrable Securities subject to such Demand represent at least 7% of the aggregate shares of Company Common Stock then issued and outstanding.

      As promptly as practicable after the Company receives from Distribution a notice pursuant to this Section 2(a) (a "Demand Notice"), demanding that the Company register for offer and sale under the Securities Act Registrable Securities, subject to Section 2(b), the Company shall (i) use all reasonable efforts to file as promptly as reasonably practicable with the Commission a Registration Statement relating to the offer and sale of the Applicable Securities on such form as the Company may reasonably deem appropriate (provided that the Company shall not, unless the Company otherwise determines, be obligated to register any securities on a "shelf" registration statement or otherwise to register securities for offer or sale on a continuous or delayed basis) and, thereafter, (ii) after the filing of an initial version of the Registration Statement, use reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the date of filing of such Registration Statement; provided, however, that Distribution shall not be entitled to be named as a selling securityholder in the Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless Distribution has made an Election. Subject to Section 2(b), the Company shall use reasonable efforts to keep each Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Distribution for resales of Registrable Securities for an Effectiveness Period ending on the earlier of
(i) 30 days from the Effective Time of such Registration Statement and (ii) such time as all of such securities have been disposed of by the selling securityholders.

      (b) The Company shall have the right to postpone (or, if necessary or advisable, withdraw) the filing, or delay the effectiveness, of a Registration Statement, or fail to keep such Registration Statement continuously effective or not amend or supplement the Registration Statement or included Prospectus, if the Company determines based upon the advice of counsel that it would be advisable to not disclose in the Registration Statement a planned or proposed financing, acquisition or other corporate transaction or other material information, and the Company shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders; provided that no one such postponement shall exceed 90 days in any six-month period and all such postponements shall not exceed 180 days in the aggregate. The Company shall advise Distribution of any such determination as promptly as practicable after such determination.

      (c) In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company that in its or their opinion the number of Applicable Securities subject to a Demand exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities that, in the opinion of such managing underwriter or underwriters, can be sold in such offering.

                                  EXHIBIT 1.46

      (d) The Company may include in any Registration requested pursuant to
Section 2(a) hereof other securities for sale for its own account or for the account of another Person, subject to the following sentence. In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company that in its or their opinion the number of Applicable Securities requested by Distribution, together with other securities for sale for the account of the Company or any other Person, to be registered exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities and other securities that, in the opinion of such managing underwriter or underwriters, can be sold in such offering as follows: (i) first, the Applicable Securities requested to be registered by Distribution and (ii) second, any other securities requested to be included in such Registration.

      (e) Distribution shall have the right to withdraw any Demand (i) prior to the time the Registration Statement in respect of such Demand has been declared effective, (ii) upon the issuance by the Commission or any other governmental agency of a stop order, injunction or other order which interferes with such Registration, (iii) upon the Company's availing itself of Section 2(b), or (iv) if Distribution is prevented pursuant to Section 2(c) or (d) from selling all of the Applicable Securities it requested to be registered. Notwithstanding such request to withdraw the Demand, the Registration requested by Distribution shall nonetheless be deemed to have been effected (and, therefore, requested) for purposes of Section 2(a) hereof if Distribution withdraws any Demand (A) pursuant to clause (i) of the preceding sentence after the Commission filing fee is paid with respect thereto or (B) pursuant to clause (iv) of the preceding sentence in circumstances where at least 50% of the Applicable Securities requested to be included in such Registration by Distribution could have been included, and in each case, (x) the Company has not availed itself of Section 2(b) with respect to such Registration request or (y) the Company has availed itself of Section 2(b) and the withdrawal request is not made within 10 days after the termination of the suspension period occasioned by the Company's exercise of its rights under Section 2(b). If Distribution withdraws a Demand but the Company nevertheless determines to complete, within 30 days after such withdrawal, the Registration so requested as to securities other than the Applicable Securities, Distribution shall be entitled to participate in such Registration pursuant to Section 3, but in such case the Intended Offering Notice shall be required to be given to Distribution at least five business days prior to the anticipated filing date of the Registration Statement, or if such Registration Statement has already been filed, within 10 business days after receipt of the request to withdraw Demand from Distribution and Distribution shall be required to give the Piggy-back Notice no later than 3 business days after the Company's delivery of such Intended Offering Notice.

      (f) In the event that any Registration pursuant to this Section 2 shall involve, in whole or in part, an underwritten offering, one co-lead managing underwriter shall be selected by the Company and shall be reasonably acceptable to Distribution, and the other co-lead underwriter shall be selected by Distribution, and shall be reasonably acceptable to the Company. Any additional co-managing underwriters shall be selected by the Company.

      3. Piggy-back Registration. (a) If at any time the Company intends to file on its behalf or on behalf of any of its securityholders a Registration Statement under the Securities Act in connection with a public offering of any securities of the Company on a form and in a manner that would permit the registration for offer and sale under the Securities Act of Registrable

                                  EXHIBIT 1.46

Securities, other than a registration statement on Form S-8 or Form S-4, then the Company shall give written notice (an "Intended Offering Notice") of such intention to Distribution at least 20 business days prior to the anticipated filing date of such registration statement. Such Intended Offering Notice shall offer to include in such registration statement for offer to the public such number of Registrable Securities as Distribution may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such registration statement. Distribution shall advise the Company in writing (such written notice being a "Piggy-back Notice") not later than 10 business days after the Company's delivery of the Intended Offering Notice, if Distribution desires to participate in such offering. The Piggy-back Notice shall set forth the number of Registrable Securities Distribution desires to have included in the registration statement and offered to the public. If Distribution elects to participate in the offering, upon the request of the Company, Distribution shall enter into such underwriting, custody and other agreements as are customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. Distribution shall not be entitled to be named as a selling securityholder in the Registration Statement or to use the Prospectus forming a part thereof for sales of Registrable Securities unless Distribution has made an Election.

      (b) In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of securities proposed to be registered exceeds the number that can be sold in such offering, the Company shall include in such Registration the number of securities that, in the opinion of such managing underwriter or underwriters, can be sold as follows: (i) first, the securities that the Company proposes to sell or, if the Registration is in response to a demand by any securityholders of the Company with registration rights ("Other Registering Stockholders"), the securities that demanding Other Registering Stockholders propose to sell, (ii) second, Applicable Securities requested to be included in such Registration by Distribution and other securities requested to be included by any Other Registering Stockholders, and, if the Registration is in response to a demand by any Other Registering Stockholder, the securities that the Company proposes to sell (pro rata in proportion to the number of Applicable Securities requested to be included by Distribution, other securities requested to be included by any Other Registering Stockholder, and, if applicable, the Company) and (iii) third, other securities requested to be included in such Registration.

      (c) The rights of Distribution pursuant to Section 2 hereof and this
Section 3 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section (except to the extent expressly provided otherwise herein). Notwithstanding anything herein to the contrary, the Company may abandon and/or withdraw any registration as to which any right under Section 3 may exist at any time and for any reason without liability hereunder. In such event, the Company shall notify Distribution to the extent that it has delivered a Piggy-back Notice to Distribution to participate therein.

                                  EXHIBIT 1.46

      4. Registration Procedures. In connection with a Registration Statement, the following provisions shall apply:

      (a) The Company shall furnish to Distribution, prior to the Effective Time, a copy of the Registration Statement as initially filed with the Commission, and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.

      (b) Subject to Section 2(b) and in respect of a Registration Statement under Section 2, the Company shall use reasonable best efforts to promptly take such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the Exchange Act and the Rules and Regulations, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which the Company is required to keep a Registration Statement effective under Section 2(a) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (c) The Company shall, promptly upon learning thereof, advise Distribution, and shall confirm such advice in writing if so requested:

            (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information with respect to the Registration Statement and Prospectus;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

            (v) following the effectiveness of any Registration Statement, of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the

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                                  EXHIBIT 1.46

      circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to Distribution to suspend the use of the Prospectus until the requisite changes have been made, which instruction Distribution agrees to follow).

      (d) In respect of a Registration Statement under Section 2 (and not
Section 3), the Company shall use all reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

      (e) The Company shall furnish to Distribution, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if Distribution so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

      (f) The Company shall, during the period during which the Company is required to keep a Registration Statement continuously effective under Section 2(a) or elects to keep such effective under Section 3, deliver to Distribution, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto Distribution may reasonably request, and the Company consents (except during the continuance of any event described in Section 2(b) or Section 4(c)(v) hereof) to the use of the Prospectus, with any amendment or supplement thereto, by Distribution in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.

      (g) Prior to any offering of Applicable Securities pursuant to the Registration Statement, the Company shall use reasonable efforts to (i) register or qualify or cooperate with Distribution and its counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as Distribution may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which the Company is required to keep a Registration Statement continuously effective under Section 2(a) and (iii) take any and all other reasonable actions requested by Distribution which are necessary to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that in no event shall the Company be obligated to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Agreement or (2) file any general consent to service of process or subject itself to tax in any jurisdiction where it is not so subject.

      (h) The Company shall cooperate with Distribution to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of any United States securities exchange upon which any Applicable Securities are listed (provided that nothing herein shall require the Company to list any Registrable Securities on any securities exchange on which they are not currently listed) or the NASD Rules, as applicable, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in

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                                  EXHIBIT 1.46

such names as Distribution may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.

      (i) The Company shall use reasonable efforts to:

            (i) make such reasonable representations and warranties in the applicable underwriting agreement to the Underwriters, in form, substance and scope as are customary;

            (ii) in connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Underwriters) addressed to the Underwriters, covering such matters as are customary to the extent reasonably required by the applicable underwriting agreement;

            (iii) in connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to Distribution (if Distribution has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the Underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings of equity securities; and

            (iv) in connection with any underwritten offering, deliver such documents and certificates as may be reasonably requested by Distribution and the Underwriters, if any, including, without limitation, certificates to evidence compliance with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

      (j) In respect of a Registration Statement under Section 2 (and not
Section 3), the Company shall use reasonable efforts to take all other steps reasonably necessary to effect the timely registration, offering and sale of the Applicable Securities covered by the Registration Statements contemplated hereby.

      5. Registration Expenses. The Company shall bear the Registration Expenses in connection with the performance of its obligations under Sections 2, 3 and 4. Distribution shall bear all other expenses relating to any Registration or sale in which Distribution participates pro rata with any other Stockholders participating therein, including all of the fees and expenses of Distribution's counsel, any applicable underwriting discounts or commissions and registration or filing fees with respect to the Applicable Securities.

      6. Indemnification and Contribution. (a) Upon the effectiveness of the Registration of Applicable Securities pursuant to Section 2 or 3, the Company shall indemnify and hold harmless Distribution and each Underwriter or selling agent, and its Affiliates, officers and directors (each such Person being sometimes referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof)

                                  EXHIBIT 1.46

to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Applicable Securities are registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto in each case relating to the sale of Applicable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof) as such expenses are incurred; provided, however, that (i) the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person or by or on behalf of Distribution expressly for use therein; (ii) the Company shall not be liable to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) the use of any Prospectus after such time as the obligation of the Company to keep the same effective and current has expired, or (b) the use of any Prospectus after such time as the Company has advised Distribution in writing that a post-effective amendment or supplement thereto is required, except such Prospectus as so amended or supplemented; and (iii) the Company shall not be liable to any Person who participates as an Underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such Underwriter within the meaning of the Securities Act, to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in the first proviso of this sentence or in (a) or (b) above or such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was timely corrected in such final prospectus or supplement.

      (b) Distribution agrees as a consequence of the inclusion of Applicable Securities in such Registration Statement, and each Underwriter or selling agent shall agree, as a consequence of facilitating such disposition of Applicable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company and each other participating stockholder, their respective directors and officers and each Person, if any, who controls the Company or each other participating stockholder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company or each other participating stockholder, or such other Persons may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such untrue

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                                  EXHIBIT 1.46

statement or alleged untrue statement or omission or alleged omission was subsequently remedied in an amendment or supplement to such Registration Statement or Prospectus and the Company failed to comply with the delivery requirements of the Securities Act, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Distribution, the Underwriter or selling agent or its agent, expressly for use therein, and (ii) subject to the limitation set forth immediately preceding this clause (ii), reimburse the Company and each other participating stockholder, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by any Person entitled to indemnity (an "Indemnitee") under Section 6(a) or (b) hereof of notice of the commencement of any action or claim, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnifying Person (an "Indemnitor") under this Section 6, notify such Indemnitor in writing of the commencement thereof, but the omission so to notify the Indemnitor shall not relieve it from any liability which it may have to any Indemnitee except to the extent of any actual prejudice. In case any such action shall be brought against any Indemnitee, it shall notify an Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnitor similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and, after notice from the Indemnitor to such Indemnitee of its election so to assume the defense thereof, such Indemnitor shall not be liable to such Indemnitee under this Section 6 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense thereof. No Indemnitor shall, without the prior written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnitee.

      Notwithstanding the foregoing, an Indemnitee shall have the right to employ separate counsel reasonably acceptable to the Indemnitor in any such proceeding and to participate in (but not control, other than as provided in (3) below) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (1) the Indemnitor has agreed to pay such fees and expenses; (2) the Indemnitor shall have failed after notice to assume the defense of such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnitee and the Indemnitor or any of its affiliates or controlling persons, and a conflict of interest will exist if such counsel represents such Indemnitee and the Indemnitor (or such affiliate or controlling person) and in the case of (3), the Indemnitee shall have the right to control the Indemnitee's defense and in each of the cases, if such Indemnitee notifies the Indemnitor in writing that it elects to employ separate counsel, the reasonable fees and expenses of such counsel shall be at the expense of the Indemnitor; it being understood, however, that the Indemnitor shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of

                                  EXHIBIT 1.46

the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnitees, which firm shall be designated by the Indemnitee that had the largest number of shares included in the applicable registration statement. An Indemnitor shall not be liable for any settlement of an action effected without its written consent.

      (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnitee under Section 6(a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnitor shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnitor and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitor or by such Indemnitee, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined solely by pro rata allocation (even if each participating stockholder or any Underwriters or selling agents or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of Distribution and any Underwriters or selling agents in this Section 6(d) to contribute shall be several in proportion to the number of Applicable Securities registered or underwritten or sold, as the case may be, by them and not joint.

      Notwithstanding any other provision of this Section 6(d), Distribution shall not be required to contribute any amount in excess of the amount by which the net proceeds received by Distribution from the sale of Company Common Stock pursuant to a Registration Statement exceeds the amount of damages which Distribution has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnitee and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

                                  EXHIBIT 1.46

      7. Other Provisions. (a) The respective indemnities, agreements and other provisions set forth in this Agreement or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of Distribution, any director, officer or partner of Distribution, any agent or Underwriter, any director, officer or partner of such agent or Underwriter, or any Affiliate of any of the foregoing, and shall survive the registration, offering and sale of the Applicable Securities of Distribution.

      (b) Distribution shall cooperate with respect to any Registration effected under this Agreement and shall provide such information, documents, and instruments as may be reasonably requested in connection therewith.

      (c) Distribution agrees, if so requested by the managing underwriter in any underwritten offering of the Company's securities, not to effect any public sale or distribution of Registrable Securities (other than pursuant to such underwritten offering) during the 30 days prior to and the 90 days after any registration statement for any such underwritten offering of the Company's securities (either for its own account or for the benefit of the holders of any securities of the Company) has become effective (or such period of time shorter than 90 days that is sufficient and appropriate, in the sole opinion of the managing underwriter, in order to complete the sale and distribution of securities included in such registration).

      (d) Distribution agrees to keep confidential the fact that the Company has exercised its rights under Section 2(b), any advice of the Company pursuant to
Section 4(c) and any other confidential information provided by the Company in connection with this Agreement.

      (e) The Company shall use reasonable best efforts to file all reports required to be filed with respect to the Company under Section 13 or Section 15(d) of the Exchange Act during such time as there are any Registrable Securities.

      8. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given as follows:

            (a)  if to the Company to:

                 Crown Media Holdings, Inc.
                 6430 South Fiddlers Green Circle
                 Suite 500
                 Englewood, CO 80111
                 Attention: Vice President, Legal Affairs
                 Telephone: (303) 967-4683
                 Facsimile: (303) 221-3779

                                  EXHIBIT 1.46

            (b)  if to Distribution to:
                 Hallmark Cards, Incorporated
                 Department 339
                 2501 McGee
                 Kansas City, MO  64108
                 Attention: Judith C. Whittaker, Vice President, General Counsel
                 Telephone: (816) 274-5583
                 Facsimile: (816) 274-7171

      9. Assignment; Benefit. The terms and provisions of this Agreement shall be assignable provided that Distribution and all of its assignees may not exercise more Demands in the aggregate or in any six-month period, than are permitted under Section 2 hereof. There shall be no third party beneficiaries hereto except for Indemnitees and as otherwise expressly provided herein. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective legal successors and permitted assigns of the parties hereto.

      10. Absence of Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

      11. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      12. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      13. Governing Law; Jurisdiction and Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A DELAWARE STATE COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER SUCH PARTIES

                                  EXHIBIT 1.46

AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

      EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

      14. Specific Enforcement. Each party hereto acknowledges that remedies at law may be inadequate to protect any other party against any actual or threatened breach of this Agreement by the other parties and, without prejudice to any other rights and remedies otherwise available to any party, each party agrees to the granting of injunctive relief in any other party's favor without proof of actual damages. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that this Agreement has been breached by a party, then such party shall reimburse the other party for costs and expenses (including, but not limited to, reasonable legal fees and expenses) incurred in connection with all such litigation.

      15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such original provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      16. Covered Shares. All of the provisions of this Agreement shall apply to and include Class A Stock acquired pursuant to the Asset Agreement and to the extent received in respect of shares of Class A Stock acquired pursuant to the Asset Agreement, all securities and instruments (i) received by Distribution as a dividend or other payment, or (ii) issued in connection with a split of such shares or as a result of any exchange for or reclassification of

                                  EXHIBIT 1.46

such shares or a reorganization, recapitalization, consolidation or merger. Appendix I hereto identifies those shares of Class A Stock subject to the provisions of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the day and year first above written.

                                         CROWN MEDIA HOLDINGS, INC.

                                         By: /s/ William J. Aliber
                                            ------------------------------------
                                         Name: William J. Aliber
                                         Title: Executive Vice President & CFO


                                         HALLMARK ENTERTAINMENT DISTRIBUTION
                                         LLC

                                         By: /s/ Robert A. Halmi, Jr.
                                            ------------------------------------
                                         Name: Robert A. Halmi, Jr.
                                         Title: President

                                  EXHIBIT 1.46

                                   APPENDIX I

Name                                                     Class A Stock
----                                                     -------------
Hallmark Entertainment Distribution LLC                  __________

                                  EXHIBIT 1.46

                                [NAME OF ISSUER]

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

      Reference is hereby made to the Registration Rights Agreement (the "Agreement") between Hallmark Entertainment Distribution LLC, a Delaware limited liability corporation ("Stockholder"), and Crown Media Holdings, Inc., a Delaware corporation (the "Company"). Pursuant to the Agreement, the Company [has filed] with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form ____ (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Company Common Stock. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

      The Stockholder is entitled to have the Registrable Securities owned by it included in the Registration Statement. In order to have Registrable Securities included in the Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. If the Stockholder does not complete, execute and return this Notice and Questionnaire by such date, the Stockholder (i) will not be named as a selling securityholder in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and related Prospectus. Accordingly, the Stockholder is advised to consult its own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related Prospectus.

                                  EXHIBIT 1.46

                                    ELECTION

      The Stockholder (the "Selling Securityholder") hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The Selling Securityholder, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire.

      The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  EXHIBIT 1.46

                                  QUESTIONNAIRE

(1)   Full Legal Name of Selling Securityholder:

(2)   Address for Notices to Selling Securityholder:

      Telephone:

      Fax:

      Contact Person:

(3) Except as set forth below in this Item (3), the undersigned does not beneficially own any shares of any class of Company Common Stock.

      (a) Number of Registrable Securities and shares of each class of Company Common Stock beneficially owned:_____

      (b) Number of Registrable Securities which the undersigned wishes to be included in the Registration Statement:_____

(4)   Beneficial Ownership of Other Securities of the Company:

      Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of any class of Company Common Stock or any other securities of the Company, other than the Registrable Securities and shares of Company Common Stock listed above in Item (3).

      State any exceptions here:





(5)   Relationships with the Company:

      Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has

                                  EXHIBIT 1.46

had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:


(6)   Plan of Distribution:

      Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

      State any exceptions here:


      By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the Rules and Regulations, particularly Regulation M.

      By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

      In accordance with the Selling Securityholder's obligation under the Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the

                                  EXHIBIT 1.46

Agreement shall be made in writing, by hand-delivery or air courier guaranteeing overnight delivery as follows:

                        (i)   To the Company:

                              [Name of Issuer]
                              [Address]

                        (ii)  With a copy to:

                              [Company Counsel]
                              [Address]

      Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholders. This Agreement shall be governed in all respects by the laws of the State of New York.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ________________

                                            Selling Securityholder


                                            By:
                                            Name:
                                            Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                           [Company Counsel]
                           [Address]

                    HALLMARK ENTERTAINMENT DISTRIBUTION, LLC

                                December 31, 2001

Charles L. Stanford
Crown Media Holdings, Inc.
6430 S. Fiddlers Green Circle
Suite 500
Englewood, CO 80111

      Re:   Registration Rights Agreement dated as of September 28, 2001

Dear Charlie:

      This will confirm that Hallmark Entertainment, LLC has transferred to Hallmark Entertainment Holdings, Inc. the Class A Stock of Crown Media Holdings, Inc. acquired pursuant to that Purchase and Sale Agreement dated as of April 10, 2001 by and between Crown Media Holdings, Inc. and Hallmark Entertainment Distribution, LLC. In connection with this transfer of Stock, Hallmark Entertainment, LLC has also assigned to Hallmark Entertainment Holdings, Inc. all of its rights and obligations under the Registration Rights Agreement dated as of September 28, 2001.

      Please acknowledge this assignment below and return a copy to my attention.

                                            Sincerely,
                                            HALLMARK ENTERTAINMENT, LLC


                                            /s/ Deanne R. Stedem
                                            Deanne R. Stedem
                                            Vice President

Acknowledged and Accepted

CROWN MEDIA HOLDINGS, INC.


By:    /s/ Charles Stanford
   ---------------------------------

Title: Exec. VP
      ------------------------------

                    HALLMARK ENTERTAINMENT DISTRIBUTION, LLC

                               September 28, 2001

Charles L. Stanford
Crown Media Holdings, Inc.
6430 S. Fiddlers Green Circle
Suite 500
Englewood, CO 80111

      Re:   Registration Rights Agreement dated as of September 28, 2001

Dear Charlie:

      This will confirm that Hallmark Entertainment Distribution, LLC has transferred to Hallmark Entertainment, Inc. the Class A Stock of Crown Media Holdings, Inc. acquired pursuant to that Purchase and Sale Agreement dated as of April 10, 2001 by and between Crown Media Holdings, Inc. and Hallmark Entertainment Distribution, LLC. In connection with this transfer of Stock, Hallmark Entertainment Distribution, LLC has also assigned to Hallmark Entertainment, Inc. all of its rights and obligations under the Registration Rights Agreement dated as of September 28, 2001.

      Please acknowledge this assignment below and return a copy to my attention.

                                    Sincerely,
                                    HALLMARK ENTERTAINMENT DISTRIBUTION, LLC


                                    /s/ Deanne R. Stedem
                                    Deanne R. Stedem
                                    Vice President

Acknowledged and Accepted

CROWN MEDIA HOLDINGS, INC.


By:    /s/ Charles Stanford
   ------------------------------

Title: Exec. VP
      ---------------------------